Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report on Form 10-Q/A of RAAM Global Energy Company (the “Company”), a Delaware corporation, for the quarter ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Howard A. Settle, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

	Signature	Title	Date

By:	/s/ Howard A. Settle	Chief Executive Officer	July 24, 2013
Howard A. Settle

A signed original of this written statement required by Section 906 has been provided to RAAM Global Energy Company and will be retained by RAAM Global Energy Company and furnished to the Securities and Exchange Commission or its staff upon request.